UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2017

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On September 14, 2017, STRATA Skin Sciences, Inc. (the "Company") held its annual meeting of stockholders (the "Annual Meeting").  The matters voted upon were:

(1) the election of seven director nominees to the Company's board of directors to serve until the next annual meeting of the Company's stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal; and

(2) Approval of the authorization, pursuant to NASDAQ Marketplace Rules, of our issuance up to an aggregate of 15,098,981shares of our common stock upon conversion of the preferred stock to be issued upon the proposed conversion of our outstanding convertible debentures;

(3) An advisory (non-binding) resolution to approve the compensation of our executives disclosed in the Proxy Statement;

(4) An advisory (non-binding) resolution to determine the frequency of an advisory vote on executive compensation;

(5) Ratification of EisnerAmper LLP as our independent registered public accounting firm  for the fiscal year ending December 31, 2017; and

(6) Approval of the adjournment of the Annual Meeting to solicit additional proxies to vote in favor of Proposal No. 2.

The results of the voting for each proposal were as follows:

(1) Each of the director nominees to the Company's board of directors was elected:

Nominees	Votes For	Votes Withheld
Jeffrey F. O'Donnell, Sr.	1,055,451	81,201
Frank J. McCaney	1,058,831	77,821
James Coyne	1,059,032	77,620
Samuel E. Navarro	1,060,655	75,987
David K. Stone	1,060,543	76,109
Kathryn Swintek	1,062,257	74,395
LuAnn Via	776,373	360,279

(2) The proposal for the authorization, pursuant to NASDAQ Marketplace Rules, of our issuance up to an aggregate of 15,098,981 shares of our common stock upon conversion of the preferred stock to be issued upon the proposed conversion of our outstanding convertible debentures, was approved:

Votes For	Votes Against	Abstain
1,034,495	72,254	29,903

(3) The proposal for an advisory (non-binding) resolution to approve the compensation of our executives disclosed in the Proxy Statement, was approved:

Votes For	Votes Against	Abstain
786,957	50,792	298,903

(4) The proposal for an advisory (non-binding) resolution to determine the frequency of an advisory vote on executive compensation, was approved:

One Year	Two Years	Three Years	Abstain
319,593	12,075	490,373	314,611

(5) The proposal for Ratification of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, was approved:

Votes For	Votes Against	Abstain
1,752,828	44,995	250,514

(6) The proposal for approval of the adjournment of the Annual Meeting to solicit additional proxies to vote in favor of Proposal No. 2, was approved:

Votes For	Votes Against	Abstain
988,071	132,646	15,935

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: September 14, 2017	By:	/s/ Christina Allgeier
Christina Allgeier
Chief Financial Officer